Exhibit 10.8

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH TIIE SECURITIES AND EXCHANGE COMMISSION OR TI:IE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (TIIE "SECURITIES ACT"), AND, ACCORDINGLY , MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, 11IE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO  TIIE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

EXHIBIT A TO OPTION AGREEMENT

This Option Agreement (the "Option Agreement"), dated as of the 8th day of March 2013 (the "Grant Date"), is made between U.S. Rare Earths, Inc., a Nevada corporation (the "Company"), and Lattimore Properties, Inc. (the "Optionee'”).

WHEREAS, pursuant to that certain Option Purchase Agreement dated as of the date hereof between the Company and the Optionee, the Company desires to grant the Optionee the option to purchase shares of common stock of the Company, par value $0.00001 per share, (the "Common Stock") in accordance with the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Grant of Option. The Company hereby grants to the Optionee the right and option {the "Option") to purchase up to 3,000,000 shares of Common Stock of the Company (the "Option Shares"). All such shares shall be deemed fully vested upon grant.

2.  Exercise Price.  The exercise price of the Option Shares covered by this Option shall be $1.00 per share subject to adjustment hereunder (the "Exercise Price").

3. Term. This Option shall expire on the third anniversary of the Grant Date (the "Expiration Date"). This Option shall not be exercisable on or after the Expiration Date.

4. Method of Exercising Option. Subject to compliance with the terms and conditions of this Option Agreement and applicable securities laws, the Option may be exercised in whole or in part at any time or from time to time after the Grant Date and on or before the Expiration Date by the delivery (including. without limitation, delivery by facsimile}of the form of Notice of Exercise attached hereto as  Exhibit 1 (the ''Notice of Exercise"), duly executed by the Optionee, at the principal business address of the Company, and as soon as practicable after such date, (i) surrendering this Option Agreement at the address of the Company, and (ii} providing payment, by check or by wire transfer, of an amount equal to the product obtained by multiplying the number of Option Shares being purchased upon such exercise by the then effective Exercise Price.

As soon as practicable on or after the date of an exercise of the Option, the Company shall deliver to the person or persons entitled to receive the same a certificate or certificates for the number of whole shares of Common Stock issuable upon such exercise. No fractional shares or scrip representing fractional shares of Common Stock shall be issued upon an exercise of the Option.  As to any fraction of a share which the Optionee would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

In case of any partial exercise of the Option, the Grantee and the Company shall cancel this Option Agreement upon surrender hereof and shall execute and deliver a new Option Agreement of like tenor and date for the balance of the Option Shares purchasable hereunder. This Option Agreement shall be deemed to have been exercised on the close of business on the date of delivery of the Notice of Exercise as provided above. The Company acknowledges that the person entitled to receive the Option Shares issuable upon exercise of the Option shall be treated for all purposes as the holder of record of such shares as of the close of business on the date the Grantee is deemed to have exercised the Option.

5. Transferability. The Optionee agrees that, absent an effective registration statement filed with the SEC under the Securities Act, covering the disposition or sale of the Option or the Option Shares issued or issuable upon exercise thereof, as the case may be, and registration or qualification under applicable state securities laws, it will not sell, transfer, pledge, or hypothecate any or all such Option or Option Shares, as the case may be, unless either (i}the Company has received an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that such registration is not required in connection with such disposition or (ii) the sale of such securities is made pursuant to Rule 144. Each transferee of the Option shall by its acceptance thereof be bound by the terms of this Option Agreement. The Optionee acknowledges that the certificates evidencing the Option Shares shall bear the following legend:

THE  SECURITIES  REPRESENTED  HEREBY  HAVE NOT BEEN  REGISTERED UNDER   THE  SECURITIES  ACT  OF  1933,  AS  AMENDED  (TIIE  "ACT"}, OR UNDER  THE  SECURITIES  LAWS  OF ANY  STATE. THESE  SECURITIES  ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED  OR RESOLD  EXCEPT AS PERMITTED  UNDER TIIE ACT  AND  ANY  APPLICABLE   STATE  SECURITIES  LAWS,  PURSUANT  TO REGISTRATION   OR  EXEMPTION   THEREFROM.  INVESTORS   SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR TIIE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO TIIE EFFECT TIIAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

6.  No Rights in the Option Shares. This Option Agreement shall not entitle the Optionee to any voting rights or other rights as a shareholder of the Company. In the absence of affirmative action by such Optionee to purchase Option Shares by exercise of the Option, no provisions of this Option Agreement, and no enumeration herein of the rights or privileges of the Optionee hereof shall cause such Optionee hereof to be a shareholder of the Company for any purpose.

7. Adjustments of Exercise Price and Number of Option Shares for Stock Splits, etc. The number and kind of securities purchasable upon the exercise of this Option and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common  Stock or make a distribution  in shares  of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares  of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common  Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock  in a reclassification of the Common Stock, then the number of Option Shares purchasable upon exercise of this Option immediately prior thereto shall be adjusted so that the Optionee shall be entitled to receive the kind and number of Option Shares or other securities of the Company which it would have owned or have been entitled to receive had such Option been exercised in advance thereof. Upon  each such adjustment of the kind  and number of Option Shares or other securities of the Company which are purchasable hereunder, the Optionee shall thereafter be entitled to purchase the number of Option Shares or other securities resulting from such adjustment at an Exercise Price per Option Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Option Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Option Shares or other securities of the Company resulting from such  adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

8. Piggyback Registration Rights. If at any time after the Effective Date, the Company shall  determine  to prepare  and  file with  the Securities and  Exchange  Commission  a registration statement relating to an offering  for its own account or the account of others of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act), or their then equivalents, relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send a written notice of such determination to the Optionee and, if within ten calendar days after the date of delivery of such notice, the Optionee shall so request in writing, the Company shall include in such registration statement all or any part of the Option Shares as the Optionee requests to be registered; provided, however, that the Company shall not be required to register any Option  Shares that are eligible for resale pursuant to Rule 144 promulgated  under the Securities Act or that are subject of a then effective registration  statement; provided, further, if the offering  is  an  underwritten  offering  and  was  initiated  by  the  Company  or  at the  request  of  a shareholder, and if the managing underwriters advise the Company that the inclusion of Option Shares requested to be included in the registration statement would cause an adverse effect on the success of any such offering, based on market conditions or otherwise (an “Adverse Effect"), then the Company shall be required to include in such registration statement, to the extent of the amount of securities that the managing underwriters advise may be sold without causing such Adverse Effect, (a) first, the securities of the Company and (b) second, the shares, including the Option Shares, of all shareholders, provided further that the Company may remove any or all of such Option Shares if it determines such removal is necessary or appropriate to ensure such registration statement is declared effective by the Securities and Exchange Commission as a result of comments received from the staff of the Securities and Exchange Commission (including, without limitation, if the Company receives any comments from the staff of the Securities and Exchange Commission relating to Rule 415 under the Securities Act).

9. Entire Agreement. This Option Agreement and the agreement referred to in the preamble herein constitute the entire agreement between the parties with respect to the subject matter thereof and supersede all prior negotiations, agreements and understandings of the parties of any nature, whether oral or written, relating thereto.

10. Amendment; Waiver. This Option Agreement cannot be amended, modified, supplemented, waived except by a written agreement making specific reference hereto executed by the Company and Optionee.

11. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Option Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflict of laws thereof.

12. Severability. If any term, provision, covenant or restriction of this Option Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Option Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

13. Counterparts. For the convenience of the parties, any number of counterparts of this Option Agreement may be executed by the parties hereto and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have duly executed this Option Agreement as of the 8th day of March, 2013.

U.S. Rare Earths, Inc.

By:	/s/ Kevin M. Cassidy
Name: Kevin M. Cassidy
Title: CEO

Lattimore Properties, Inc.

By:	/s/ John Victor Lattimore Jr.
Name: John Victor Lattimore Jr.

EXHIBIT 1

NOTICE OF EXERCISE

(To be executed upon exercise of Option)

(I)     The undersigned hereby elects to purchase  Option Shares of the Company pursuant to the terms of the attached Option Agreement, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)  Please issue a certificate or certificates representing said Option Shares in the name of the undersigned or in such other name as is specified below:

Name:

Address:

Signature:

Note: The above signature should correspond exactly with the name on the first page of this Option Agreement.

If said number of shares shall not be all the shares purchasable under the  within Option Agreement, a new Option Agreement is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher whole number of shares.